UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2020

COLLECTIVE GROWTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39276	84-3954038
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1805 West Avenue

Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

(512) 358-9085

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	CGROU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CGRO	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	CGROW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On December 10, 2020, Collective Growth Corporation, a Delaware corporation (“Collective Growth”), entered into a Business Combination Agreement (“Business Combination Agreement”) by and among Collective Growth, Innoviz Technologies Ltd., a company organized under the laws of the State of Israel (the “Company” or “Innoviz”), Hatzata Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Perception Capital Partners LLC, a Delaware limited liability company (“Perception”) (solely for purposes of Sections 2.2(d), 2.3(a), 2.8, 2.9, 5.2, 5.5, 7.2 and Article VIII) and Antara Capital LP, a Delaware limited partnership (“Antara”) (solely for purposes of Sections 5.2, 5.5, 7.2 and Article VIII).

Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Collective Growth, with Collective Growth surviving the merger (the “Merger”). As a result of the Merger, and upon consummation of the Merger and the other transactions contemplated by the Business Combination Agreement (“Transactions”) Collective Growth will become a wholly-owned subsidiary of the Company, with the stockholders of Collective Growth becoming securityholders of the Company.

The pro forma valuation of the Company upon consummation of the Transactions is $1,375,000,000. We estimate that, upon consummation of the Transactions (the “Effective Time”), without giving effect to the issuance of Earnout Shares (defined below) and assuming none of Collective Growth’s public stockholders demand redemption (“SPAC Redemptions”) pursuant to Collective Growth’s amended and restated certificate of incorporation, the securityholders of the Company and certain members of the Company’s management receiving shares in the Transactions (“Company Management”) will own more than 75% of the outstanding ordinary shares of the Company (“Company Ordinary Shares”) and the securityholders of Collective Growth, Perception, Antara, and the Investors purchasing PIPE Shares will own the remaining Company Ordinary Shares.

The following securities issuances will be made by the Company to Collective Growth securityholders at the Effective Time and in each case assume the Stock Split (as defined below) has occurred: (i) each share of Class B common stock of Collective Growth after taking into account the forfeiture of 1,875,000 shares pursuant to the Forfeiture Agreement, will be exchanged for one Company Ordinary Share, (ii) each outstanding share of Class A common stock of Collective Growth will be exchanged for one Company Ordinary Share, and (iii) each outstanding warrant of Collective Growth will be assumed by the Company and will become a warrant of the company (“Company Warrant”) (with the number of Company Ordinary Shares underlying the Company Warrant and the exercise price of such Company Warrants subject to adjustment in accordance with the terms of the Merger Agreement).

The following securities issuances will be made by the Company to Company Management, the Company’s securityholders, and Perception at the Effective Time and in each case assume the Stock Split (as defined below): (i) each outstanding preferred share of the Company will be converted into one Company Ordinary Share, (ii) Company Management will be issued an aggregate of 2,847,436 Company Ordinary Shares and 3,986,410 Company Warrants, and (iii) Perception will be issued an aggregate of 3,448,526 Company Warrants.

Additionally, the Company will issue securities pursuant to the Subscription Agreement and the Antara Put Option Agreement, each as described in more detail below.

The Company Ordinary Shares and Company Warrants to be received by the Sponsors, Company Management, Perception, and Antara in connection with the Transactions, including the Earnout Shares, will be subject to the transfer restrictions described below under the heading “Lockup Agreement”.

Earnout

Pursuant to the Business Combination Agreement, if the last sale price of the Company Ordinary Shares on the Nasdaq Capital Market (“Nasdaq”) is greater than $10.97 for any ten (10) trading days out of a twenty (20) consecutive trading-day period at any time during the four years after the consummation of the Transactions, Perception, Antara and certain members of the Company’s management may be issued additional Company Ordinary Shares as follows:

(1) to Perception as additional consideration for services provided by Perception to the Company (x) 2,477,269 Company Ordinary Shares if the Initial Transaction Proceeds is equal to or greater than $150,000,000 or (y) a number of Company Ordinary Shares equal to the difference of (A) 2,477,269 and (B) the product of (i) 0.3866 and (ii) an earnout calculation (“Perception Earnout Calculation”) set forth in the Business Combination Agreement if the Initial Transaction Proceeds are less than $150,000,000 (such shares issuable to Perception, the “Perception Earnout Shares”); and

(2) to the Company Management, 1,423,718 Company Ordinary Shares (such shares, the “Management Earnout Shares”)

Pursuant to the Put Option Agreement, concurrently with the issuance of the Perception Earnout Shares, if any, Antara will be issued (x) 370,167 Company Ordinary Shares if the Initial Transaction Proceeds is equal to or greater than $150,000,000 or (y) a number of Company Ordinary Shares equal to the difference of (A) 370,167 and (B) the product of (i) 0.577 and (ii) the Perception Earnout Calculation if the Initial Transaction Proceeds are less than $150,000,000 (such shares issuable to Perception, the “Antara Earnout Shares”, and together with the Perception Earnout Shares and Management Earnout Shares, the “Earnout Shares”).

Adjustments to Consideration

Prior to the Effective Time, the Company intends to effect a reverse stock split to cause the value of the outstanding Company Ordinary Shares immediately prior to the Effective Time to equal $10.00 per share (the “Stock Split”). Upon consummation of the Stock Split, the consideration to be issued to securityholders of Collective Growth, Company Management, Antara, and Perception shall be adjusted appropriately to reflect the effect of the Stock Split.

The Transactions are targeted to be consummated in the first quarter of 2021, after the required approval by the stockholders of Collective Growth (“Collective Growth Stockholder Approval”), ordinary shareholders of the Company (“Company Shareholder Approval”), and preferred shareholders of the Company (“Company Preferred Shareholder Approval”) and the fulfillment of certain other conditions.

Governance

After the consummation of the Transactions, the current officers of the Company will remain officers of the Company. The size of the board of directors of the Company will be increased and one director will be designated by Perception.

The following summaries of the Business Combination Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the Business Combination Agreement and agreements entered into in connection therewith. The Business Combination Agreement is attached as an exhibit hereto and incorporated herein by reference.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of the Company and its subsidiaries, including Merger Sub, relating, among other things, to proper organization and qualification; capitalization; the authorization, performance and enforceability against the Company of the Business Combination Agreement; financial statements; absence of undisclosed liabilities; governmental actions and filings; permits; material contracts; absence of certain changes; litigation; compliance with laws; benefit plans; environmental matters; intellectual property; labor matters; insurance; tax matters; brokers’ fees; real and personal property; transactions with affiliates; compliance with international trade and anti-corruption laws; the Company’s major customers and suppliers; product warranties and product liability; and the execution of the Subscription Agreements.

The Business Combination Agreement contains representations and warranties of Collective Growth relating, among other things, to proper organization and qualification; the authorization, performance and enforceability against Collective Growth of the Business Combination Agreement; governmental actions and filings; brokers’ fees; capitalization; reports filed with the Securities and Exchange Commission (“SEC”), financial statements, and compliance with the Sarbanes-Oxley Act; Collective Growth’s trust account; indebtedness; transactions with affiliates; litigation; compliance with laws; restrictions on business activities; Collective Growth’s internal controls, financial statements, and Nasdaq listing; absence of undisclosed liabilities; tax matters; absence of changes; employment matters; the execution of the Sponsor Support Agreement; status under the Investment Company Act; the absence of poison pill or similar anti-takeover matters; compliance with international trade and anti-corruption laws; the execution of the Sponsor Forfeiture Agreement; and non-Israeli residence.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to business operations prior to consummation of the Transactions and efforts to satisfy conditions to the consummation of the Transactions. The Business Combination Agreement also contains additional covenants of the parties, including, among others, covenants providing for Collective Growth and the Company to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Merger (the “Registration Statement”), for the Company to terminate certain existing investor rights agreements with its securityholders (collectively, the “Company Investor Agreements”), and to enter into a consulting agreement with Wilson Kello, an officer of Collective Growth, with respect to transition and public company consulting services.

Additionally, prior to the Effective Time, Collective Growth will transfer the intellectual property rights relating to its name, trading symbols, and internet domain name, and certain material relating to its evaluation of alternative business combinations, to a third party.

Conditions to Closing

General Conditions

In addition, the consummation of the Transactions is conditioned upon, among other things:

•	all specified waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended shall have expired;
•	no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in effect and prohibits or enjoins the consummation of the Transactions;
•	the Registration Statement shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”), no stop order shall have been issued by the SEC that remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;
•	the Company Shareholder Approval and Company Preferred Shareholder Approval shall have been obtained;
•	the Collective Growth Stockholder Approval shall have been obtained;
•	Collective Growth having at least $5,000,001 of net tangible assets remaining prior to the Transactions after taking into account the SPAC Redemptions;
•	no proceeding is pending or threatened that is reasonably likely to prevent consummation of the Transactions or cause the Transactions to be rescinded following consummation;
•	the Company’s application to list the Company Ordinary Shares (including the Company Ordinary Shares to be issued pursuant to the Merger) shall have been approved by Nasdaq, subject to official notice thereof and public holder requirements; and
•	the Sponsor Support Agreement, Sponsor Forfeiture Agreement, Company Transaction Support Agreement, Registration Rights Agreement, Lockup Agreement and an amendment to the Company’s warrant agreement shall have been executed and delivered by the parties thereto and shall be in full force and effect.

Other Conditions to Collective Growth’s Obligations

The obligations of Collective Growth to consummate the Transactions are also conditioned upon, among other things:

•	the accuracy of the representations and warranties of the Company and Merger Sub (subject to certain bring-down standards);
•	performance in all material respects of the covenants of the Company required by the Business Combination Agreement to be performed on or prior to the closing;
•	no material adverse effect with respect to the Company shall have occurred between the date of the Business Combination Agreement and the closing of the Transactions;
•	the Company having delivered certain customary officer’s and secretary’s certificates;
•	the Company’s board consisting of certain agreed persons; and
•	the Company having terminated the Company Investor Agreements.

Other Conditions to the Company’s and Merger Sub’s Obligations

The obligations of the Company and Merger Sub to consummate the Transactions are also conditioned upon, among other things:

•	the accuracy of the representations and warranties of Collective Growth (subject to certain bring-down standards);
•	performance in all material respects of the covenants of Collective Growth required by the Business Combination Agreement to be performed on or prior to the closing;
•	the aggregate amount remaining in Collective Growth’s trust account after taking into account the SPAC Redemptions, plus the aggregate amount raised in the PIPE, plus the aggregate purchase price of additional Company Ordinary Shares (the “Antara Top Up Shares”) subscribed for by Antara following any SPAC Redemptions (such amount, the “Initial Transaction Proceeds”), shall be equal to or greater than $200,000,000;
•	Collective Growth having delivered certain customary officer’s and secretary’s certificates;
•	each officer and director of Collective Growth having resigned as of the closing date;
•	the existing liabilities and expenses of Collective Growth shall not exceed $9,700,000; and
•	the Forfeiture shall have occurred and each other covenant pursuant to the Sponsor Forfeiture Agreement shall have been performed in all material respects.

Waivers

Either Collective Growth or the Company may waive any inaccuracies in the representations and warranties made to such party contained in the Business Combination Agreement or in any document delivered pursuant to the Business Combination Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Business Combination Agreement or in any document delivered pursuant to the Business Combination Agreement. Notwithstanding the foregoing, pursuant to Collective Growth’s amended and restated certificate of incorporation, Collective Growth cannot consummate the proposed business combination if it has less than $5,000,001 of net tangible assets remaining upon consummation of the Transactions after taking into account the holders of public shares that properly demanded that Collective Growth redeem their public shares for their pro rata share of the trust account.

Termination

The Business Combination Agreement may be terminated:

•	by mutual written consent of Collective Growth and the Company;

•	by Collective Growth if the Company or Merger Sub has breached any of its covenants or representations and warranties in any material respect and has not cured by the Termination Date, provided that Collective Growth is itself not in material breach;

•	by the Company if Collective Growth has breached any of its covenants or representations and warranties in any material respect and has not cured by the Termination Date, provided that the Company or Merger Sub is itself not in material breach;

•	by either Collective Growth or the Company if the Transactions are not consummated on or before May 30, 2021 (“Termination Date”), provided that the right to terminate the Business Combination Agreement will not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the Transactions to occur on or before such date and such action or failure to act constitutes a breach of the Business Combination Agreement;

•	by either Collective Growth or the Company if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions, which order, decree, judgment, ruling or other action is final and non-appealable, provided that the right to terminate the Business Combination Agreement will not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the Transactions to occur on or before such date and such action or failure to act constitutes a breach of the Business Combination Agreement;

•	by ether Collective Growth or the Company if the Collective Growth shareholder meeting has been held, has concluded, Collective Growth’s stockholders have duly voted and the Collective Growth Stockholder Approval was not obtained;

•	by ether Collective Growth or the Company if the Company shareholder meeting has been held, has concluded, the Company’s shareholders have duly voted and the Company Shareholder Approval or the Company Preferred Shareholder Approval were not obtained;

•	by Collective Growth if, prior to obtaining the Company Shareholder Approval and the Company Preferred Shareholder Approval the Company board of directors changes its recommendation with respect to the Merger as permitted by the Business Combination Agreement; and

•	by the Company if, prior to obtaining the Collective Growth Stockholder Approval, the Collective Growth board of directors changes its recommendation with respect to the Merger as permitted by the Business Combination Agreement or fails to include a recommendation to vote in favor of the Merger in the Registration Statement.

In the event that the Business Combination Agreement is terminated because the Company board of directors has changed its recommendation with respect to the Merger, the Company shall pay Collective Growth a termination fee in an amount equal to $14,625,000 as liquidated damages.

Incentive Equity Plan

Prior to the effectiveness of the Registration Statement, the Company will adopt an incentive equity plan, the form and terms of which shall be prepared by the Company and be reasonably acceptable to Collective Growth, reserving a number of Company Ordinary Shares for grant thereunder equal to seven percent (7%) of the fully-diluted issued and outstanding Company Ordinary Shares immediately after the Effective Time.

Lockup Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsors, Company Management, Perception, Antara, and certain securityholders of the Company entered into a Confidentiality and Lockup Agreement with the Company (“Lockup Agreement”), pursuant to which such persons agreed (i) to keep confidential certain Company information furnished to them and (ii) not to transfer certain Company Ordinary Shares and Company Warrants and any equity or derivative securities of the Company, except to certain permitted transferees, beginning at the Effective Time and continuing a period of one hundred eighty (180) days.

In connection with the Lockup Agreement, at the Effective Time, the transfer restrictions set forth in certain letter agreements among Collective Growth and the Sponsors will terminate.

Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, the Company, Sponsors, Perception, Antara, and certain securityholders of the Company entered into a registration rights agreement (“Registration Rights Agreement”) pursuant to which the Company agreed to file a registration statement with respect to the registrable securities under the Registration Rights Agreement within sixty (60) days of the Effective Time to register the resale under the Securities Act of Company Ordinary Shares, including Company Ordinary Shares issuable upon the exercise of Company Warrants and any earned Earnout Shares, and the Company Warrants to be held by such securityholders, subject to certain conditions set forth therein. The Company also agreed to provide customary “piggyback” registration rights. The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their Company Securities, and all such prior agreements shall be terminated.

Sponsor Forfeiture Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsors entered into a letter agreement (“Sponsor Forfeiture Agreement”) in favor of the Company and Collective Growth, pursuant to which they have agreed to forfeit an aggregate of 1,875,000 shares of Collective Growth Class B common stock and 1,875,000 Collective Growth warrants for cancellation in exchange for no consideration at the Effective Time (the “Forfeiture”).

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsors entered into a letter agreement (“Sponsor Support Agreement”) in favor of the Company and Collective Growth, pursuant to which they have agreed to (i) vote all shares of Class B common stock and Class A common stock of Collective Growth beneficially owned by them in favor of the Merger and each other proposal related to the Merger on the agenda at the meeting of Collective Growth shareholders called to approve the Merger, (ii) appear at such shareholder meeting for the purpose of establishing a quorum, (iii) vote all such shares against any action that would reasonably be expected to materially impede, interfere with, delay, postpone, or adversely affect the Merger or any of the other transactions contemplated by the Business Combination Agreement, and (iv) not to transfer, assign, or sell such shares, except to certain permitted transferees, prior to the consummation of the Transactions.

Company Transaction Support Agreement

Concurrently with the execution of the Business Combination Agreement, Collective Growth, the Company, holders of Company Ordinary Shares who hold a majority of the then-outstanding Company Ordinary Shares, holders of at least sixty percent (60%) of the issued and outstanding Company preferred shares voting together as a single class on an as-converted basis, and holders of a majority of the then-outstanding series C convertible preferred shares of the Company and the series C-1 convertible preferred shares of the Company, entered into agreements (“Transaction Support Agreement”) pursuant to which they agreed to (i) appear at a shareholder meeting called by the Company for the purpose of approving the Business Combination, Merger, and other transactions contemplated by the Business Combination, for the purpose of establishing a quorum, (ii) execute a written consent in favor of the Merger, the adoption of the Business Combination, a proposal to increase the size of the Company’s board of directors, the termination of the Company Investor Agreements, and, with respect to the Company preferred shares, proposals to adopt amended and restated articles of association and waive certain preemptive rights as set forth in the Company’s charter documents, (iii) vote all such shares against any action that would reasonably be expected to materially impede, interfere with, delay, postpone, or adversely affect the Merger or any of the other transactions contemplated by the Business Combination Agreement, (iv) not to solicit, initiate, encourage, or facilitate certain alternate business combinations, and (v) not to transfer, assign, or sell such covered shares, except to certain permitted transferees, prior to the consummation of the Transactions.

PIPE Subscription Agreements

In connection with the Transactions, the Company engaged Goldman Sachs & Co. LLC as placement agent of a private placement of not less than $200,000,000 of Company Ordinary Shares (the “PIPE”).

Concurrently with the execution of the Business Combination Agreement, the Company and certain accredited investors (“Investors”) entered into a series of subscription agreements (“Subscription Agreements”) providing for the purchase by the Investors at the Effective Time of an aggregate of 20,000,000 Company Ordinary Shares (“PIPE Shares”) at a price per share of $10.00, for gross proceeds to the Company of $200,000,000. Each Investor agreed to fund the purchase price for its PIPE Shares within two (2) business days after receiving notice from the Company of the expected closing date of the Transactions. The price per share to be paid by the Investors pursuant to the Subscription Agreements assumes that the Company has effected the Stock Split. The closing of the PIPE is conditioned upon the consummation of the Transactions and other transactions contemplated by the Business Combination Agreement.

The Company agreed to file a registration statement registering the resale of the PIPE Shares within forty-five (45) days after the consummation of the Transactions.

The Company Ordinary Shares were offered and sold to the Investors in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, based on the fact that the sale will have been made without any general solicitation or advertising and based on representations from each Investor, among other things, that (a) it was a qualified institutional buyer or an accredited investor (to the extent applicable), (b) it was purchasing the shares for its own account investment, and not with a view to distribution, (c) it had been given access to full and complete access to information regarding Collective Growth, the Company, and the Merger, and (d) it understood that the offer and sale of the shares was not registered and the shares may not be publicly sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Antara Put Option Agreement

Concurrently with the execution of the Business Combination Agreement, the Company and Antara, on behalf of the funds it manages and/or its designees, entered into a put option agreement (“Put Option Agreement”) pursuant to which the Company caused Antara to subscribe for a number of Company Ordinary Shares in the PIPE with an aggregate equity value equal to $70,000,000. Additionally, Antara will receive at the Effective Time an additional 4,310,736 Company Warrants and up to 3,559,294 Company Ordinary Shares, as follows: (x) 3,559,294 Company Ordinary Shares if the Initial Transaction Proceeds is equal to or greater than $150,000,000 or (y) a number of Company Ordinary Shares equal to the difference of (A) 3,559,294 and (B) the product of (i) 0.5556 and (ii) the Perception Earnout Calculation if the Initial Transaction Proceeds are less than $150,000,000 (such shares issuable to Antara, the “Antara Additional Shares”). Antara may also receive the Antara Earnout Shares, as described above under the section titled “Earnout”. The number of Company Shares and Company Warrants issuable pursuant to the Put Option Agreement assumes that the Company has effected the Stock Split.

The foregoing descriptions of the Lockup Agreement, Registration Rights Agreement, Sponsor Forfeiture Agreement, Sponsor Support Agreement, Company Transaction Support Agreement, Subscription Agreements, and Put Option Agreement are qualified in their entirety by the text of the Registration Rights Agreement, Sponsor Forfeiture Agreement, Sponsor Support Agreement, Company Transaction Support Agreement, Subscription Agreements, and Put Option Agreement, respectively. The forms of such agreements are attached as exhibits hereto and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Press Release

Attached as Exhibit 99.1 to this Report is the press release jointly issued by the parties announcing the Transactions.

Investor Meetings

Attached as Exhibits 99.2 and 99.3 to this Report are the form of investor presentation to be used by Collective Growth and the Company in presentations to certain of their securityholders and other persons regarding the proposed Merger and a transcript of the investor presentation that was made in connection with the announcement of the execution of the Business Combination Agreement.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Innoviz and Collective Growth, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Innoviz and the markets in which it operates, and Innoviz’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Collective Growth’s securities, (ii) the risk that the transaction may not be completed by Collective Growth’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Collective Growth, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of Collective Growth and Innoviz, the satisfaction of the minimum trust account amount following redemptions by Collective Growth’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on Innoviz’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Innoviz and potential difficulties in Innoviz employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Innoviz or against Collective Growth related to the business combination agreement or the proposed transaction, (ix) the ability of Innoviz to list its ordinary shares on the Nasdaq, (x) the price of Innoviz’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Innoviz plans to operate, variations in performance across competitors, changes in laws and regulations affecting Innoviz’s business and changes in the combined capital structure, and (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Collective Growth’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by Collective Growth from time to time with the U.S. Securities and Exchange Commission (the “SEC”) and the registration statement on Form F-4 and proxy statement/prospectus discussed below. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Innoviz and Collective Growth assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Innoviz nor Collective Growth gives any assurance that either Innoviz or Collective Growth will achieve its expectations.

Additional Information

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, COLLECTIVE GROWTH INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING COLLECTIVE GROWTH’S SECURITIES, IN CONNECTION WITH THE PROPOSED TRANSACTIONS WITH INNOVIZ, AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

COLLECTIVE GROWTH AND INNOVIZ AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, UNDER SEC RULES, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF COLLECTIVE GROWTH’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED TRANSACTIONS OF COLLECTIVE GROWTH’S DIRECTORS AND OFFICERS IN COLLECTIVE GROWTH’S FILINGS WITH THE SEC. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO COLLECTIVE GROWTH’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTIONS THAT INNOVIZ INTENDS TO FILE WITH THE SEC, WHICH WILL INCLUDE A PROXY STATEMENT AND PROSPECTUS FOR THE TRANSACTIONS. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTIONS WILL BE INCLUDED IN THE REGISTRATION STATEMENT.

INVESTORS AND SECURITY HOLDERS OF COLLECTIVE GROWTH AND INNOVIZ ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS CONTAINING IMPORTANT INFORMATION ABOUT COLLECTIVE GROWTH AND INNOVIZ ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. COPIES OF THE DOCUMENTS FILED WITH THE SEC BY COLLECTIVE GROWTH WHEN AND IF AVAILABLE, CAN BE OBTAINED FREE OF CHARGE ON COLLECTIVE GROWTH’S WEBSITE AT WWW.COLLECTIVE GROWTHCORP.COM OR BY DIRECTING A WRITTEN REQUEST TO COLLECTIVE GROWTH CORPORATION 1805 WEST AVENUE, AUSTIN, TX 78701.

SOME OF INNOVIZ’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBITS HERETO DOES NOT CONFORM TO SEC REGULATION S-X IN THAT IT INCLUDES CERTAIN FINANCIAL INFORMATION NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN THE REGISTRATION STATEMENT FILED WITH THE SEC. COLLECTIVE GROWTH AND INNOVIZ BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF INNOVIZ TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE.

THE FINANCIAL PROJECTIONS INCLUDED IN THIS CURRENT REPORT AND THE EXHIBITS HERETO ARE FORWARD-LOOKING STATEMENTS THAT ARE BASED ON ASSUMPTIONS THAT ARE INHERENTLY SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND COLLECTIVE GROWTH’S AND INNOVIZ’S CONTROL. WHILE ALL PROJECTIONS ARE NECESSARILY SPECULATIVE, COLLECTIVE GROWTH AND INNOVIZ BELIEVE THAT THE PROSPECTIVE FINANCIAL INFORMATION COVERING PERIODS BEYOND TWELVE MONTHS FROM ITS DATE OF PREPARATION CARRIES INCREASINGLY HIGHER LEVELS OF UNCERTAINTY AND SHOULD BE READ IN THAT CONTEXT. THERE WILL BE DIFFERENCES BETWEEN ACTUAL AND PROJECTED RESULTS, AND ACTUAL RESULTS MAY BE MATERIALLY GREATER OR MATERIALLY LESS THAN THOSE CONTAINED IN THE PROJECTIONS. THE INCLUSION OF PROJECTIONS IN THIS REPORT AND THE EXHIBITS HERETO SHOULD NOT BE REGARDED AS AN INDICATION THAT COLLECTIVE GROWTH AND INNOVIZ, OR THEIR REPRESENTATIVES, CONSIDERED OR CONSIDER THE PROJECTIONS TO BE A RELIABLE PREDICTION OF FUTURE EVENTS.

THIS CURRENT REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTIONS AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF COLLECTIVE GROWTH OR INNOVIZ, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO ARE NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN COLLECTIVE GROWTH AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN COLLECTIVE GROWTH OR INNOVIZ.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1*	Business Combination Agreement, dated as of December 10, 2020, by and among Collective Growth Corporation, Hatzata Merger Sub, Inc., Innoviz Technologies Ltd., Perception Capital Partners LLC (solely for purposes of Sections 2.2(d), 2.3(a), 2.8, 2.9, 5.2, 5.5, 7.2 and Article VIII) and Antara Capital LP (solely for purposes of Sections 5.2, 5.5, 7.2 and Article VIII).

10.1	Form of Subscription Agreement.

10.2	Confidentiality and Lockup Agreement, dated as of December 10, 2020, between Innoviz Technologies Ltd., Perception Capital Partners LLC, Antara Capital LP, and the securityholders of Innoviz Technologies Ltd. and the securityholders of Collective Growth Corporation named on the signature pages thereto.

10.3	Registration Rights Agreement, dated as of December 10, 2020, between Innoviz Technologies Ltd. and the investors named on the signature pages thereto.

10.4	Sponsor Forfeiture Agreement, dated as of December 10, 2020, between Collective Growth Corporation and certain officers, directors, and initial stockholders of Collective Growth Corporation named on the signature pages thereto.

10.5	Form of Letter Agreement made by certain officers, directors, and initial stockholders of Collective Growth Corporation, in favor of Innoviz Technologies Ltd. and Collective Growth Corporation.

10.6	Form of Support Agreement, dated as of December 10, 2020, between Innoviz Technologies Ltd., Collective Growth Corporation, and the securityholders of Innoviz Technologies Ltd. named on the signature pages thereto

10.7	Put Option Agreement, dated as of December 10, 2020, between Innoviz Technologies Ltd. and Antara Capital Partners LP

99.1	Press release, dated December 11, 2020

99.2	Investor Presentation

99.3	Investor Presentation Transcript

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Collective Growth agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2020		COLLECTIVE GROWTH CORPORATION

	By:	/s/ Bruce Linton
Bruce Linton
Chairman and Chief Executive Officer